Privileged and Confidential – Subject to
FRE 408 and Similar Privileges

FORBEARANCE AGREEMENT, CONSENT AND AMENDMENT
This Forbearance Agreement, Consent and Amendment, dated as of November 16, 2017 (this “Forbearance Agreement, Consent and Amendment”), to the Second Amended and Restated Syndicated Facility Agreement, dated as of December 18, 2015, as amended as of June 28, 2016 (as amended, modified, waived or supplemented prior to the date hereof, the “Existing Facility Agreement” and, as amended by this Forbearance Agreement, Consent and Amendment, and as further amended, restated, supplemented and/or otherwise modified from time to time, the “Facility Agreement”), by and among, among others, Toys “R” Us (UK) Limited (the “UK Holdco”), Toys “R” Us Limited (“Toys UK” and together with the UK Holdco, the “UK Borrowers”), Toys “R” Us (Australia) Pty Ltd (ABN 77 057 455 026) (the “Australian Borrower”), Toys “R” Us GmbH (the “German Borrower”), Toys “R” Us Iberia, S.A.U. (the “Spanish Borrower” and, together with the UK Borrowers, the Australian Borrower and the German Borrower, collectively, the “Borrowers”, and individually, a “Borrower”), the other Obligors party thereto, the Lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent, security agent, facility agent and co-collateral agent (in each such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Existing Facility Agreement.
RECITALS
WHEREAS, TRU Taj LLC and Tru Taj Finance, Inc. (the “Issuers”), Wilmington Trust, National Association, as trustee and collateral trustee (in the latter capacity, the “Prepetition Collateral Trustee”), Toys “R” Us, Inc. as Parent and certain guarantors from time to time are parties to (i) that certain Indenture, dated as of August 16, 2016 (including the guarantees issued thereunder and as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Prepetition Indenture”), pursuant to which the Issuers’ issued their 12% Senior Secured Notes due 2021 (the “Prepetition Notes”) and (ii) that certain Collateral Trust Agreement, dated as of August 16, 2016 (as amended, the “Prepetition Collateral Trust Agreement”);
WHEREAS, the Borrowers, the other Obligors, Deutsche Bank AG New York Branch, as First Lien Collateral Agent, Wilmington Trust, National Association, as collateral trustee and as Second Priority Representative for the Second Priority Debt Parties and each additional Representative (as each such term is defined in the Intercreditor Agreement referred to below) from time to time party thereto are each party to that certain Intercreditor Agreement, dated as of August 16, 2016 (as amended, restated, supplemented and/or otherwise modified or replaced from time to time, the “Intercreditor Agreement”);
WHEREAS, on September 18, 2017, each Person listed as a “Debtor” in the Debtors’ Motion for Entry of an Order (I) Directing Joint Administration of Chapter 11 Cases and (II) Granting Related Relief [Docket No. 10] filed with the Bankruptcy Court (defined below) (collectively, the “Filing Entities”) filed voluntary case under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division (the “Bankruptcy Court”), which cases are being jointly administered under the lead case no. 17-34665 (KLP) (collectively, the “U.S. Bankruptcy Cases”);

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WHEREAS, Toys UK (the “CVA Company”) is contemplating commencing a CVA (as defined below), which would (absent the forbearance set forth below), upon commencement, constitute an Event of Default pursuant to Sections 11.01(e) and 11.01(m) of the Existing Facility Agreement (such Events of Default, together with any other Events of Default arising directly as a result thereof, the “CVA Events of Default”);
WHEREAS, in connection with the U.S. Bankruptcy Cases, certain entities, including the Filing Entities, have been authorized pursuant to the Final Order (I) Authorizing the Tru Taj Debtors to Obtain Postpetition Financing, (II) Authorizing the Tru Taj Debtors to Use Cash Collateral, (III) Granting Liens and Providing Superpriority Administrative Expense Status, (IV) Granting Adequate Protection to the Prepetition Lenders, (V) Modifying the Automatic Stay, and (VI) Granting Related Relief [Docket No. 745] entered by the Bankruptcy Court on October 25, 2017 (the “DIP Order”), to obtain debtor-in-possession financing in an aggregate principal amount of up to $375,000,000 through the issuance of notes, upon the terms and conditions set forth in, and pursuant to, the DIP Order and that certain Indenture, dated as of September 22, 2017 by and among Tru Taj LLC (the “Issuer”) and TRU Taj Finance, Inc., as issuers, the guarantors from time to time party thereto and Wilmington Savings Fund Society, FSB, as trustee and collateral agent (the “DIP Collateral Trustee” and, together with the Prepetition Collateral Trustee, the “Collateral Trustees”) (as amended, restated, supplemented and/or otherwise modified from time to time, the “Taj DIP Facility”);
WHEREAS, pursuant to the Taj DIP Facility, the DIP Order and the Foreign Guarantors Agreement (as defined below) (collectively with any Security Documents (as defined in the Taj DIP Facility) and Guarantee (as defined in the Taj DIP Facility), the “Taj DIP Documents”), the Filing Entities are required to use reasonable best efforts to provide guarantees from each of the Obligors and to grant liens over all the assets constituting Collateral, on a junior basis to the liens granted to the Secured Creditors under the Existing Facility Agreement, in favor of the Collateral Trustees, for the benefit of the secured parties under the Prepetition Collateral Trust Agreement and the Collateral Trust Agreement (as defined in the Taj DIP Facility and, together with the Prepetition Collateral Trust Agreement, the “Collateral Trust Agreements”), and have requested that the Existing Facility Agreement be amended to permit such junior liens and guarantees;
WHEREAS, the Obligors have requested that during the Forbearance Period (as hereinafter defined) the Required Lenders and the Administrative Agent (collectively, the “Forbearing Parties”) forbear from exercising their rights and remedies against the Borrowers and the other Obligors under the Credit Documents solely as a result of the CVA Events of Default, and the Forbearing Parties have agreed to such forbearance on the terms and subject to the conditions set forth herein; and
WHEREAS, the U.S. Bankruptcy Cases constitute an Insolvency Event of Default under the Prepetition Indenture, and the Second Priority Debt Parties (as each such term is defined in the Intercreditor Agreement) have agreed, pursuant to the Foreign Guarantors Agreement, to forbear from exercising certain of their rights and remedies against the Filing Entities under the Prepetition Indenture for the duration of the U.S. Bankruptcy Cases, on the terms and conditions set forth in the Foreign Guarantors Agreement.

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Privileged and Confidential – Subject to
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NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Acknowledgments and Agreements.
(a)The Obligors acknowledge and agree that, as of the date hereof, the Credit Documents are valid and enforceable, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law), and that all of the terms and conditions thereof are legally binding upon each of the Obligors party thereto and are hereby reaffirmed and ratified.
(b)Amount of Obligations. The Borrowers and each other Obligor acknowledge and agree that, as of November 16, 2017, (i) the aggregate unpaid principal balance of the Loans is £ 62,000,000, (ii) the aggregate amount of accrued and unpaid interest constituting Obligations is £11,435.74, and (iii) the aggregate amount of accrued and unpaid fees payable pursuant to Section 4.01 of the Existing Facility Agreement is £49,972.60 (the foregoing amounts are hereafter collectively referred to as the “Current Outstanding Obligations”). The foregoing amounts do not include other fees, expenses (including professional fees and expenses), and other Obligations and amounts which are chargeable or otherwise reimbursable under the Existing Facility Agreement and the other Credit Documents. As of the date hereof, none of the Borrowers or the other Obligors has any rights of offset, defenses, claims or counterclaims with respect to the Current Outstanding Obligations or any of the other Obligations and each of the Obligors are jointly and severally obligated with respect to the Current Outstanding Obligations and any other Obligations, in each case, in accordance with, and subject to, the terms of the applicable Credit Documents.
(c)CVA Events of Default. Each Obligor acknowledges and agrees that (i) the CVA Events of Default are material in nature and constitute Events of Default under the Existing Facility Agreement, and (ii) upon the occurrence of such Events of Default, absent the forbearance set out below, the Obligations would be automatically accelerated and the Lenders would be entitled to exercise all rights and remedies set forth in Section 11.01 of the Existing Facility Agreement.

SECTION 2.	Forbearance; Forbearance Default Rights and Remedies.
(a)The Forbearance. Effective as of the Forbearance Agreement, Consent and Amendment Effective Date (as defined below), and without waiving the CVA Events of Default or any other Default or Event of Default that may now exist or which may occur hereafter, each of the Administrative Agent and the Required Lenders agree that, subject to the terms and conditions of this Forbearance Agreement, Consent and Amendment, until the Forbearance Termination Date (as defined below), (i) the automatic termination of the Total Commitments shall not occur and the principal of and any accrued interest in respect of all Loans and the Notes and all Secured Obligations shall not automatically occur and (ii) it will forbear from exercising any rights and remedies (including enforcement and

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collection action, termination of the commitments, acceleration of the obligations and imposition of the default rate of interest or any other remedies permitted by the Credit Documents) under the Credit Documents or otherwise existing pursuant to any other agreement entered into in connection with the Existing Facility Agreement, by operation of law or otherwise against the Obligors or any of the Collateral or other property owned by the Obligors (including, without limitation, via set-off or recoupment) solely with respect to the CVA Events of Default, provided, for the avoidance of doubt, that such forbearance does not limit any rights that the Administrative Agent or any Lenders may have to take any actions (including, without limitation, to file a proof of claim) to protect their rights in respect of the Existing Facility Agreement, the other Credit Documents, or otherwise under law or in equity, in respect of the CVA or the U.S. Bankruptcy Cases). Each Obligor acknowledges and agrees that the occurrence and continuance of the CVA Events of Default constitutes a Default or an Event of Default upon which action could be taken but for the forbearance described in the preceding sentence. The Borrowers acknowledge and agree that they will continue to pay interest in respect of the Loans at the times provided for in the Facility Agreement at the non-default rate. Notwithstanding anything to the contrary, prior to the occurrence of the Forbearance Termination Date, the Administrative Agent and the Lenders (i) shall not accelerate the Obligations and no such acceleration shall be deemed to have occurred, (ii) shall permit the Borrowers to continue borrowing under the Credit Documents and to submit Letter of Credit Requests, notwithstanding the existence of the CVA Events of Default (and any representations and warranties required to be made in connection with any such Borrowing shall not be deemed to be untrue or incorrect as a result of the CVA process) and (iii) shall forbear from exercising any rights and remedies under the Credit Agreements (including any increase in reporting, appraisals, field exams or requesting other additional information, except as specified in this Forbearance Agreement, Consent and Amendment).
(b)Effect of Forbearance Termination. From and after the Forbearance Termination Date, the agreement of the Required Lenders and the Administrative Agent hereunder to forbear as set forth in Section 2(a) shall terminate upon one (1) Business Day written notice from the Administrative Agent but without the requirement of any further demand, presentment, protest, or notice of any kind, all of which are hereby waived (to the extent permitted by applicable law) by the Borrowers and each other Obligor. The Borrowers and each other Obligor hereby agree that, from and after one (1) Business Days written notice from the Administrative Agent of the occurrence of the Forbearance Termination Date, the Required Lenders and the Administrative Agent may at any time, or from time to time, in accordance with Section 11.01 of the Facility Agreement, exercise against any Obligor (and its properties) any and all of their rights, remedies, powers and privileges under (and otherwise subject to the terms thereof) any or all of the Facility Agreement, any other Credit Document, applicable law and/or equity in each case in accordance with Section 11.01 of the Facility Agreement, all of which rights, remedies, powers and privileges are fully reserved by each Lender and the Administrative Agent.
(c)Limitation on Forbearance Extension. Except as set forth herein, none of the Lenders or the Administrative Agent shall have any obligation to extend the Forbearance

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Period, or enter into any other waiver, forbearance or amendment, and the Lenders’ and the Administrative Agent’s agreement to permit any such extension, or enter into any other waiver, forbearance or amendment shall be subject to the reasonable discretion of the requisite Lenders required by Section 13.12 of the Facility Agreement. Any agreement by any Lender or the Administrative Agent to extend the Forbearance Period, or enter into any other waiver, forbearance or amendment, must be set forth in writing and signed by a duly authorized signatory of each of the Administrative Agent and the requisite Lenders if required by Section 13.12 of the Facility Agreement. The Borrowers and the other Obligors each acknowledge that the Lenders and the Administrative Agent have not made any assurances concerning any possibility of an extension of the Forbearance Period or the entering into of any other waiver, forbearance or amendment.
(d)Waiver of CVA Events of Default. Notwithstanding anything to the contrary contained in this Section 2, from and after the CVA Completion Date, provided that no Forbearance Default shall have occurred prior thereto, the CVA Events of Default shall be deemed to not have occurred and be continuing under the Credit Documents and shall hereby be automatically waived by each of the Administrative Agent and the Required Lenders.
(e)Certain Definitions. As used in this Forbearance Agreement, Consent and Amendment, the following terms shall have the meanings set forth below:
“CVA” means a company voluntary arrangement under Part I of the Insolvency Act 1986 as proposed by the CVA Company.
“CVA Completion Date” means the later of (i) the end of the 28-day challenge prescribed pursuant to Section 6(3)(a) of the Insolvency Act 1986 in respect of the CVA and (ii) if any challenge is raised within such 28-day period, the date on which such challenge is withdrawn, settled or decided judicially in the company’s favor, assuming in each case that the CVA has been approved.
“CVA Start Date” shall mean the date on which the CVA Company’s appointed nominee in respect of the CVA notifies creditors of the decision procedure in respect of the CVA in accordance with Section 3 of the Insolvency Act 1986.
(a)    “Forbearance Default” means (i) the failure of any Obligor to comply with any covenant or agreement set forth in this Forbearance Agreement, Consent and Amendment which continues for a period of 15 days following the earlier of (x) knowledge of such non-compliance from an Obligor or (y) written notice from the Administrative Agent of such non-compliance, (ii) the occurrence of any Event of Default (other than the CVA Events of Default), (iii) any representation, warranty or certification made or deemed made by the Borrowers or any other Obligor in connection with this Forbearance Agreement, Consent and Amendment shall be false in any material respect on the date as of which made or deemed made, (iv) the failure to deliver to the Administrative Agent in writing, within 30 days of the Forbearance Agreement, Consent and Amendment Effective Date (or such later date as agreed by the Administrative Agent), notice of any change (A) in any Obligor’s legal name or (B) in the location of any Obligor’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned

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by it or any of its offices or facilities at which material Collateral owned by it is located (including the establishment of any such new office or facility), in each instance other than changes which have previously been disclosed in writing to the Administrative Agent, (v) the failure to, within 30 days of the Forbearance Agreement, Consent and Amendment Effective Date (or such later date as agreed by the Administrative Agent) deliver to the Administrative Agent in writing notice of any change in the information in the Compliance Certificate most recently delivered to the Administrative Agent pursuant to Section 9.01(f) of the Existing Facility Agreement, (vi) the failure to deliver to the Administrative Agent, within 30 days of the Forbearance Agreement, Consent and Amendment Effective Date (or such later date as agreed by the Administrative Agent), (A) schedules to the Existing Facility Agreement (as necessary) through the Forbearance Agreement, Consent and Amendment Effective Date and (B) a certification by a Responsible Officer of the Borrowers stating that such updated schedules are true, complete and correct in all material respects as of the Forbearance Agreement, Consent and Amendment Effective Date (or such later date as agreed by the Administrative Agent), (vii) any order (including, without limitation, any order further approving or modifying or amending the Taj DIP Facility) is entered in the U.S. Bankruptcy Cases which is materially inconsistent with this Forbearance Agreement, Consent and Amendment, without the prior written consent of the Required Lenders, (viii) with respect to the CVA: (A) the CVA shall fail to be approved at the duly convened meeting of creditors (or shall fail to be approved following the duly followed decision procedure in accordance with Rule 15.3 of the Insolvency (England and Wales) Rules 2016), (C) any challenge to the CVA pursuant to Section 6 of the Insolvency Act 1986 is upheld by the English court and results in the decision approving the CVA being revoked or suspended or an alternative proposal being put forward to creditors which would, in the reasonable opinion of the Administrative Agent, have a material adverse effect on the position of the Lenders or (D) the designated decision date (as defined in Rule 15.2 of the Insolvency (England and Wales) Rules 2016) in respect of the CVA has not occurred by 5:00 P.M. (New York City time) on December 25, 2017 (or such later date as agreed by the Administrative Agent in its sole discretion) or (ix) the Administrative Agent shall not have received, on or prior to the CVA Start Date, copies of any waivers, amendments, supplemental indentures or other similar documents that waive or otherwise amend any of the events of default (if any) that would be triggered by the CVA under the Taj DIP Facility and the Indenture (as defined in the Intercreditor Agreement).
“Forbearance Agreement, Consent and Amendment Effective Date” has the meaning provided in Section 17.
“Forbearance Period” means the period beginning on the Forbearance Agreement, Consent and Amendment Effective Date and ending on the earliest to occur of:

(i)	any Forbearance Default;

(ii)
the (I) taking of any enforcement action by the Second Priority Debt Parties (excluding in all events the automatic acceleration as a result of the U.S. Bankruptcy Cases or any actions to preserve perfection and remedies) in violation of the terms of the Intercreditor Agreement and/or (II) bringing or pursuing any

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proceedings challenging the validity and/or the enforceability of the Intercreditor Agreement or any of the Credit Documents or the rights or remedies of any of the Senior Secured Parties (as defined in the Intercreditor Agreement) thereunder, in each case, by any Person under or in connection with the Second Priority Debt Documents or any other loan or credit agreement or other document evidencing Indebtedness or other obligation, in each case, to which a Obligor or any Subsidiary thereof is party;

(iii)	the termination of the Foreign Guarantors Agreement (or other failure of the Foreign Guarantors Agreement to be of full force and effect) and;

(iv)	the CVA Completion Date.
“Forbearance Termination Date” means the first to occur of the times or events described in clauses (i) through (iv) in the definition of Forbearance Period. The Borrowers shall notify the Administrative Agent of the occurrence of the Forbearance Termination Date promptly after the occurrence thereof.
“Foreign Guarantors Agreement” means that certain Foreign Guarantors Agreement, dated as of September 18, 2017, among, Toys “R” Us, Inc., the Issuer, TRU Taj Finance, Inc., the other Obligors under and as defined therein from time to time party thereto and Second Priority Debt Parties (as defined in the Intercreditor Agreement), as amended, restated, supplemented and/or otherwise modified, replaced, extended or renewed from time to time, or an executed and effective supplemental indenture to the Prepetition Indenture with substantially similar terms to such Foreign Guarantors Agreement (and including consistent waiver and forbearance terms).

SECTION 3.	Consent and Amendments.
(a)The Required Lenders hereby consent to the amendment of the Intercreditor Agreement pursuant to an amendment substantially in the form attached hereto as Exhibit D.
(b)The Borrowers and the Required Lenders hereby agree that, upon the Forbearance Agreement, Consent and Amendment Effective Date, the Existing Facility Agreement is amended as follows:

(i)	Schedule 1.01(a) (Commitments) is hereby deleted in its entirety and replaced with a revised Schedule 1.01(a) (Commitments) attached as Exhibit A to the Forbearance Agreement, Consent and Amendment.

(ii)	Section 1.01 of the Existing Facility Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
““Consolidated Adjusted European EBITDA” means, with respect to each relevant period, the consolidated operating income (loss) of the Parent Guarantors and their subsidiaries (including any Propco which is a subsidiary of an Obligor) for such period, after deducting ITASSA and Intellectual Property

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License (as defined in the Foreign Guarantors Agreement) fees, increased by depreciation and amortization, and increased or decreased (as applicable) to exclude any non-cash losses or gains and nonrecurring or unusual charges (including but not limited to restructuring professional fees, asset impairment charges, severance costs, impact of litigation, store closure costs, net gains on asset sales and other similar type charges and expenses); provided that if the definition of “Consolidated Adjusted European EBITDA” in the Taj DIP Facility has not been amended to align with the definition of “Consolidated Adjusted European EBITDA” set forth above prior to the date the Compliance Certificate is required to be delivered for the fiscal month beginning December 2017, then such term shall instead be defined as follows:
“Consolidated Adjusted European EBITDA” means, with respect to each relevant period, the consolidated operating income (loss) of the Parent Guarantors and their Subsidiaries for such period, after deducting ITASSA and Intellectual Property License (as defined in the Foreign Guarantors Agreement) fees, increased by depreciation and amortization, and increased or decreased (as applicable) to exclude any non-cash losses or gains and nonrecurring or unusual charges (including but not limited to restructuring professional fees, asset impairment charges, severance costs, impact of litigation, store closure costs, net gains on asset sales and other similar type charges and expenses).
“Cumulative Consolidated EBITDA” shall mean, as of the end of each relevant month, the sum of the Consolidated Adjusted European EBITDA for each completed month beginning with December 2017 and ending with and including such relevant month.
“CVA” shall mean a company voluntary arrangement under Part I of the Insolvency Act 1986 as proposed by the CVA Company.
“CVA Completion Date” shall mean (i) the date on which the 28-day challenge prescribed pursuant to Section 6(3)(a) of the Insolvency Act 1986 in respect of the CVA expires (if no challenge is raised within such 28 day period) or (ii) if any challenge is raised within such 28-day period, the date on which such challenge is withdrawn, settled or decided judicially in the company’s favor, assuming in each case that the CVA has been approved.
“CVA Start Date” shall mean the date on which the CVA Company’s appointed nominee in respect of the CVA notifies creditors of the decision procedure in respect of the CVA in accordance with Section 3 of the Insolvency Act 1986.
“DIP Order” shall have the meaning ascribed to such term in the Forbearance Agreement, Consent and Amendment.
“Filing Entities” shall have the meaning ascribed to such term in the Forbearance Agreement, Consent and Amendment.

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“Forbearance Agreement, Consent and Amendment” shall mean that certain Forbearance Agreement, Consent and Amendment to the Second Amended and Restated Syndicated Facility Agreement, dated as of November 16, 2017, by and among, among others, the Borrowers, the other Obligors party thereto, the Administrative Agent and the Lenders party thereto.
“Forbearance Agreement, Consent and Amendment Effective Date” shall have the meaning ascribed to such term in the Forbearance Agreement, Consent and Amendment.
“Forecasted Amount” means the forecasted Cumulative Consolidated EBITDA for the relevant months attached as Exhibit B to the Forbearance Agreement, Consent and Amendment.
“ITASSA” means that certain Information Technology and Administrative Support Services Agreement by and among Toys “R” Us-Delaware, Inc. and the counterparties thereto from time to time, dated as of February 1, 2009.
“Relevant Percentage” means (x) for December 2017, January 2018 and February 2018, 60% and (y) for each month thereafter, 70%.
“Taj DIP Documents” shall have the meaning ascribed to such term in the Forbearance Agreement, Consent and Amendment.
“Taj DIP Facility” shall have the meaning ascribed to such term in the Forbearance Agreement, Consent and Amendment.
“U.S. Bankruptcy Cases” shall have the meaning ascribed to such term in the Forbearance Agreement, Consent and Amendment.”

(iii)
Section 1.01 of the Existing Facility Agreement is hereby amended by (i) deleting the definition of “Adjustable Applicable Margin”, (ii) deleting the definition of “End Date”, (iii) deleting the definition of “Highest Adjustable Applicable Margins”, (iv) deleting the definition of “Quarterly Pricing Certificate”, (v) deleting the definition of “Start Date” and (vi) amending and restating in its entirety the definition of “Applicable Margin” contained therein to read as follows:

““Applicable Margin” shall mean 3.50%.”

(iv)
Section 1.01 of the Existing Facility Agreement is hereby amended by amending the definition of “Eligible Inventory” contained therein by (i) deleting the word “or” at the end of clause (l), (ii) re-alphabetizing clause (m) as a new clause (n) and (iii) adding the following new clause (m) between clause (l) and such re-alphabetized new clause (n): “(m) from and after the CVA Start Date, Inventory that is not permanently located in locations (i) in respect of which the CVA

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Company has confirmed in writing its intention to continue operating until at least six months following the CVA Completion Date; (ii) in respect of which leases are entered into by the CVA Company (A) which are of a duration equal to at least such six month period and (B) which do not grant early termination rights to the respective lessor thereunder on less than 45 days’ prior written notice (except in the event of material non-compliance with the terms thereof by the lessee) which are exercisable within such six month period; and (iii) in respect of which the respective lessor thereunder has not exercised any early termination right or prior written notice of intention to do so; or”

(v)	Section 1.01 of the Existing Facility Agreement is hereby amended by amending and restating in its entirety the definition of “Hedge Product Reserve” contained therein to read as follows:
“Hedge Product Reserve” shall mean, (i) if Excess Availability is equal to or greater than £15,000,000, £0 and (ii) if Excess Availability is less than £15,000,000, the Obligors’ aggregate exposure (as determined by the Co-Collateral Agents in their Permitted Discretion) under any Secured Hedging Agreement.”

(vi)	Section 1.01 of the Existing Facility Agreement is hereby amended by amending and restating in its entirety the definition of “Maturity Date” contained therein to read as follows:
““Maturity Date” shall mean the earlier to occur of (i) the date on which the Taj DIP Facility matures and (ii) January 18, 2019.”

(vii)	Section 1.01 of the Existing Facility Agreement is hereby amended by amending and restating in its entirety the definition of “Total Commitment” contained therein to read as follows:
““Total Commitment” shall mean, at any time, the sum of the Commitments of each of the Lenders at such time, which is £115,000,000 as of the Forbearance Agreement, Consent and Amendment Effective Date.”

(viii)
Section 2.14 of the Existing Facility Agreement is hereby amended by amending clause (a) by replacing the phrase “prior to the Maturity Date” appearing therein with the phrase “prior to the Forbearance Agreement, Consent and Amendment Effective Date”.

(ix)	Section 7 of the Existing Facility Agreement is hereby amended by adding the following subsection 7.04 immediately following subsection 7.03:
“Excess Availability Compliance. After giving effect to each such Credit Event, the Borrowers shall be in compliance with Section 10.07 after giving effect thereto.”

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(x)	Section 10.01 of the Existing Facility Agreement is hereby amended by amending and restating clause (xxix) in its entirety to read as follows:
“(xxix) additional Liens (other than on any assets of any Group Members constituting Collateral) of any Group Member not otherwise permitted by this Section 10.01 that do not secure obligations in excess of £10,000,000 in the aggregate for all such Liens at any time;”

(xi)
Section 10.01 of the Existing Facility Agreement is hereby amended by (i) deleting the word “and” at the end of clause (xxx), (ii) deleting “.” at the end of clause (xxxi) and replacing it with “;” and (iii) adding the following new clauses (xxxii) and (xxxiii) immediately thereafter in numerical order:

“(xxxii) Liens securing (i) the Note Obligations (as such term is defined in the Taj DIP Facility) and the guarantees, indenture and security documents related thereto, in form and substance reasonably satisfactory to the Administrative Agent, and all obligations related to any of the foregoing, provided that the aggregate principal amount of Indebtedness secured by such Liens shall not exceed $375,000,000 and (ii) the obligations under the 2021 Notes (as such term is defined in the Taj DIP Facility) and the guarantees, indenture and security documents related thereto, in form and substance reasonably satisfactory to the Administrative Agent, and all obligations related to any of the foregoing, subject to, in the case of Liens secured by Collateral, the Intercreditor Agreement; and”
(xxxiii) Liens and security documents related thereto, in form and substance reasonably satisfactory to the Administrative Agent, securing obligations permitted under Section 10.04(xxviii) incurred by Toys SARL up to a principal amount not to exceed $45,000,000, which liens shall be subject to the Intercreditor Agreement.

(xii)
Section 10.01 of the Existing Facility Agreement is hereby amended by deleting the words “(xxiv) and (xxviii)” in the last sentence of such section and replacing such words with “(xxiv), (xxviii) and (xxxii)”.

(xiii)
Section 10.03 of the Existing Facility Agreement is hereby amended by (i) deleting the word “and” at the end of clause (xi), (ii) replacing “.” at the end of clause (xii) with “;” and (iii) adding the following new clauses (xiii) and (xiv) immediately thereafter in numerical order:

“(xiii) Dividends to the Issuer (or to any other Person for further distributions to the Issuer), in lieu of repayments of loans incurred pursuant to Section 10.04(xxviii) in an aggregate amount (taken together with the amount of such repayments pursuant to Section 10.04(xxviii)) not to exceed $85.0 million, for purpose of repaying the loans incurred pursuant to Section 10.04(xxviii); provided that, in no event shall any cash Dividends paid to the Issuer pursuant to this clause (xiii) be paid with the proceeds of the Loans; and”

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“(xiv) any Obligor may pay cash Dividends or make other distributions of property to its respective direct or indirect holders of Equity Interests in an aggregate amount not to exceed £5.0 million.”

(xiv)	Section 10.04 of the Existing Facility Agreement is hereby amended by amending and restating clause (xxiii) in its entirety to read as follows:
“(xxiii) so long as no Default or Event of Default then exists or would result therefrom, additional Indebtedness incurred by any Borrower and its respective Subsidiaries in an aggregate principal amount not to exceed £10.0 million at any one time outstanding, which Indebtedness shall be unsecured unless otherwise permitted under Section 10.01(xxix);”

(xv)
Section 10.04 of the Existing Facility Agreement is hereby amended by (i) deleting the word “and” at the end of clause (xxiv), (ii) deleting “.” at the end of clause (xxv) and replacing it with “;” and (iii) adding the following new clauses (xxvi), (xxvii) and (xxviii) immediately thereafter in numerical order:

“(xxvi) Indebtedness of Group Members in respect of loans made by any Propco to any such Group Members consisting of amounts in excess of the amounts required to meet the ordinary operating costs of any such Propco;”
“(xxvii) Indebtedness consisting of guaranties by the Obligors of the Notes Obligations, and all obligations related to any of the foregoing, provided that the aggregate principal amount of Indebtedness benefitting from such guaranties shall not exceed $375,000,000 and the 2021 Note Obligations (each as defined in the Taj DIP Facility), in form and substance reasonably satisfactory to the Administrative Agent, subject to, and on the terms and conditions set forth in, this Agreement and the Intercreditor Agreement; and”
“(xxviii) Indebtedness incurred by one or more Obligors or their Subsidiaries constituting loans owed to a Non-Obligor Parent Entity; provided that such loans may only be repaid to such Non-Obligor Parent Entity in an aggregate amount not to exceed $85,000,000; provided, further that, in no event shall any such repayments pursuant to this clause (xxviii) be paid with the proceeds of the Loans.”

(xvi)
Section 10.05 of the Existing Facility Agreement is hereby amended by deleting the words “the sum of (a) £20,000,000 plus (b) the Net Equity Proceeds Amount at such time” at the end of clause (xxii) and replacing such words with “£10,000,000”.

(xvii)
Section 10.06 of the Existing Facility Agreement is hereby amended by deleting the phrase “Section 10.04(xxii)” at the end of clause (ii)(ii) and replacing such phrase with “Sections 10.04(xxii), (xxvii) and (xxviii);”.

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(xviii)	Section 10.07 of the Existing Facility Agreement is hereby amended by amending and restating such Section in its entirety to read as follows:
“Excess Availability. Commencing on the Forbearance Agreement, Consent and Amendment Effective Date, the Borrowers shall maintain Excess Availability of at least £10,000,000 at all times until the Maturity Date; provided that for purposes of this Section 10.07 only, Hedge Product Reserves shall not be included as a “Reserve” and shall not otherwise directly or indirectly be deducted from the Borrowing Base (it being understood and agreed that this proviso shall not apply for the purposes of Section 7.04).”

(xix)	Section 11.01 of the Existing Facility Agreement is hereby amended by amending and restating clause (d) in its entirety to read as follows:
“Default Under Other Agreements. (i) Any Group Member or, solely with respect to (A) Parent Specified Debt, any Non-Obligor Parent Entity and (B) The Taj DIP Facility, Parent and any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Secured Obligations) (including, without limitation, any Specified Debt and any Indebtedness incurred under the Taj DIP Facility) beyond the period of grace, if any, provided in an instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Secured Obligations) (including, without limitation, any Specified Debt and any Indebtedness incurred under the Taj DIP Facility) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice of acceleration is required other than, in any case, voluntary prepayments or terminations permitted under this Agreement), any such Indebtedness to become due prior to its stated maturity (except with respect to secured Indebtedness to the extent the same become due as a result of sale or transfer of the property or assets securing such Indebtedness), or (ii) any Indebtedness (other than the Secured Obligations) (including, without limitation, any Specified Debt and, (A) in the case of any Non-Obligor Parent Entity, Parent Specified Debt and (B) in the case of Parent and any of its Subsidiaries, Indebtedness incurred under the Taj DIP Facility) of any Group Member (or, (A) solely with respect to Parent Specified Debt, any Non-Obligor Parent Entity and (B) solely in the case of Indebtedness incurred under the Taj DIP Facility, Parent or any of its Subsidiaries) shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment or other prepayments permitted by this Agreement, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 11.01(d) unless the aggregate

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principal amount of all Indebtedness as described in preceding clauses (i) and (ii) is at least £15,000,000; or”.

(xx)	Section 17.20 of the Existing Facility Agreement is hereby amended by amending and restating clause (b) in its entirety to read as follows:
“Notwithstanding anything in any Credit Document to the contrary, 100% of the total combined voting power of all classes of shares entitled to vote and 100% of all classes of shares not entitled to vote of any CFC Holdco or first tier CFC that is not a Subsidiary of a CFC Holdco shall be pledged to secure the Obligations of the Credit Parties (including, without limitations, all U.S. Obligations); provided, for the avoidance of doubt, that no shares of any Subsidiary CFC or any Subsidiary of such CFC Holdco shall be required to be pledged; provided, however, that this Section 17.20(b) shall not apply to any CFC Full Obligor.”
SECTION 4. Supplemental Terms, Conditions and Covenants On and After the Forbearance Agreement, Consent and Amendment Effective Date.
The Obligors hereby agree to comply with the following terms, conditions and covenants from and after the Forbearance Agreement, Consent and Amendment Effective Date (as defined below), in each case notwithstanding any provision to the contrary set forth in this Forbearance Agreement, Consent and Amendment, the Existing Facility Agreement or any other Credit Document:
(a)Cooperation and Access. The Obligors shall cooperate reasonably and in good faith with the Administrative Agent, its counsel White & Case LLP, any one financial advisor that may at any time be appointed by the Administrative Agent (any such advisor, a “Lender Financial Advisor”) and such other professional advisors retained from time to time by the Administrative Agent in providing reasonable access to the Obligors’ books and records, to all other requested information relating to their business and financial affairs and their properties (excluding information subject to confidentiality obligations in favor of third parties which are not entered into in contemplation of this clause (a) or attorney-client privilege, constituting attorney work product or trade secrets or proprietary information or otherwise prohibited by law from disclosure), and to their senior management and professional advisory teams.
(b)Financial and Other Information. In addition to the financial statements and other reports required to be provided under the Existing Facility Agreement, the Borrowers shall deliver to the Administrative Agent, (i) on or prior to the CVA Start Date, an update to the information contained under the headings “CVA categorisation and voting” and “UK PropCo – CVA assessment” contained in the presentation entitled “Project Sunrise: Briefing for Euro ABL lenders” prepared by Alvarez & Marsal dated November 8, 2017; (ii) on or prior to the Forbearance Termination Date, an update to the forecast entitled “Europe / Australia Cash Flow Model” attached hereto as Exhibit C which shall include information with respect to the CVA and any additional information reasonably requested by the Administrative Agent (such forecast, or if an updated forecast is provided pursuant to clause

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(iv)(B) below, such updated forecast, the “Forecast”); (iii) on or prior to the CVA Completion Date, a summary updated performance report in respect of the 2017 holiday season, in form and substance reasonably satisfactory to the Administrative Agent; (iv) (A) on or before the twentieth (20th) Business Day after the end of each Fiscal Month starting with the Fiscal Month ending on or about December 23, 2017, a variance report showing, on a line  item basis, the percentage and dollar variance from the amounts set forth for such month in the most recent Forecast and (B) on or before the twentieth (20th) Business Day after the end of each Fiscal Quarter starting with the Fiscal Quarter ending May 5, 2018, an update to such forecast reflecting any material changes thereto in respect of all subsequent months included therein; (v) on or before the twentieth (20th) Business Day after the end of each Fiscal Month, commencing with the Fiscal Month ending on or about December 23, 2017, a certificate of an Authorized Officer of the Borrowers confirming compliance with Sections 4(i) with respect to the Borrowers’ last completed Fiscal Month; (vi) on or before the 20th Business Day after the end of each Fiscal Month, commencing with the Fiscal Month ending on or about December 23, 2017, the information required by Exhibit E hereto, provided information contemplated by such Exhibit E to be provided on a quarterly basis only need be provided with respect to the end of each completed fiscal quarter of the Obligors, and (vii) from the Forbearance Agreement, Consent and Amendment Effective Date until the CVA Completion Date, weekly cashflow forecasts and reporting in form reasonably satisfactory to the Administrative Agent.
(c)Lender Calls. From the Forbearance Agreement, Consent and Amendment Effective Date until the CVA Completion Date, the Obligors’ Agent will, at the request of the Administrative Agent, hold a weekly conference call with all Lenders (at times to be mutually agreed between the Administrative Agent and the Obligors’ Agent), during which call will be discussed any material updates to the CVA and Propco processes.
(d)Payment Conditions Not Satisfied. The Payment Conditions shall be deemed to not be satisfied (whether or not they are actually satisfied).
(e)CVA Information. From the Forbearance Agreement, Consent and Amendment Effective Date until the CVA Completion Date, the Obligors’ Agent shall furnish to the Administrative Agent a copy of all material proposals, written notices and information distributed generally to creditors and/or shareholders in connection with soliciting consent to the CVA, as well as all other information reasonably requested by the Administrative Agent from time to time relating to the CVA process and the negotiations relating thereto (save to the extent that any such information is subject to legal privilege and/or disclosure of the same is restricted or prohibited by obligations of confidentiality or applicable law).
(f)Restrictions on Payments and Transfers. No proceeds of any Loans or any other assets of any Group Member may be lent, invested, paid or otherwise transferred by any means by any Group Member to Parent or any Subsidiary of Parent that is not a Group Member, except (x) payments pursuant to licensing and service agreements in place prior to the Forbearance Agreement, Consent and Amendment Effective Date or as amended in a manner not adverse in any material respect to the Lenders and (y) payments and transactions

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permitted under the Facility Agreement and this Forbearance Agreement, Consent and Amendment.
(g)Additional Restrictions. The Borrowers and the other Obligors shall not, nor shall they permit any of their respective Subsidiaries to, after the Forbearance Agreement, Consent and Amendment Effective Date (it being understood that any such actions taking place before the Forbearance Agreement, Consent and Amendment Effective Date will be permitted), directly or indirectly:
(A) make any Dividends pursuant to subsections 10.03(iii) (other than consistent with past practices), 10.03(iv) (other than consistent with past practices), 10.03(v), 10.03(vi), 10.03(viii), 10.03(ix), 10.03(x), 10.03(xi) and 10.03(xii) of the Existing Facility Agreement;
(B) incur any Indebtedness pursuant to subsections 10.04(xviii), 10.04(xxi) and 10.04(xxii) of the Existing Facility Agreement;
(C) make any Investments pursuant to subsections 10.05(xi), 10.05(xx) and 10.05(xxiv); or
(D) enter into any transactions pursuant to subsections 10.06(viii) and 10.06(ix).
(h)Fees. The Borrowers shall pay in cash in pounds sterling, or, at the Borrowers’ option, the U.S. dollar equivalent thereof, to the Administrative Agent, for distribution on a pro rata basis to each Lender party hereto, a fee (the “Consent Fee”) equal to 0.50% of the aggregate amount of such Lender’s Commitments after giving effect to this Forbearance Agreement, Consent and Amendment which shall be fully earned and payable on the Forbearance Agreement, Consent and Amendment Effective Date. Once paid, the Consent Fee shall not be refundable for any reason whatsoever and shall be in addition to any other fees, costs and expenses payable pursuant to this Forbearance Agreement, Consent and Amendment, the Credit Documents or any other fee letter. For the avoidance of doubt, the provisions of this Section 4(h) shall survive the termination or expiration of this Forbearance Agreement, Consent and Amendment.
(i)Financial Covenant. (i) The Borrowers shall not permit the Cumulative Consolidated EBITDA as of the end of any Fiscal Month (beginning with the Fiscal Month ending December 2017) to be less than the Relevant Percentage of the Forecasted Amount with respect to the end of such Fiscal Month (the “Financial Covenant”).  (ii) The Borrowers shall provide written notice to the Administrative Agent within 5 Business Days of the effective date of any amendment, waiver, consent, supplement or other change to the Taj DIP Indenture or otherwise that amends, modifies or otherwise changes the Financial Covenant (as defined in the Taj DIP Facility) or any defined term contained therein (any such amendment, waiver, consent or other change, an “Indenture Financial Covenant Change”) (other than as contemplated by the definition of “Consolidated Adjusted European EBITDA” described herein). (iii) Upon receipt of such written notice in clause (ii) above, the Required Lenders shall, within 15 Business Days of receipt of such notice, inform the Borrowers whether such Indenture Financial Covenant

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Change shall also apply to the Financial Covenant above (and if so elected, the Facility Agreement shall automatically (notwithstanding anything to the contrary contained in the Facility Agreement or any other Credit Document) be deemed to be amended to implement such Financial Covenant Change, which may be evidencing by written notice from the Administrative Agent to the Borrowers and the Lenders), provided that if no such election is made by the Required Lenders within such 15 Business Day period, no such amendment to the Facility Agreement shall be made.
(j)Borrowing Base Reporting. In addition to the reports required under the Existing Facility Agreement, the Borrowers shall furnish to the Co-Collateral Agents, for distribution to each Lender, (i) a Borrowing Base Certificate, prepared as of the close of business of the first Saturday prior to the CVA Start Date and each Saturday occurring thereafter until the later of (I) the end of January 2018 and (II) the CVA Completion Date (starting with the week ended November 25, 2017) and (ii) a Borrowing Base Certificate, prepared as of the close of business of the first Saturday in November, 2018 and for each Saturday occurring thereafter until the end of January, 2019, in each case not later than 3:00 P.M. (New York time) on the first Friday following each such Saturday.
(k)Field Examinations. The Obligors’ Agent shall furnish to each Lender, upon the request of the Co-Collateral Agents (not earlier than March 2018), (x) two appraisals of Inventory of the Qualified Obligors in each Fiscal Year and (y) two collateral examinations of the Inventory and Accounts of the Qualified Obligors in each Fiscal Year, in each case, in scope reasonably satisfactory to the Co-Collateral Agents, and from a third-party appraiser and a third-party consultant reasonably satisfactory to the Co-Collateral Agents (it being understood that KPMG and Hilco Global shall be deemed reasonably satisfactory), and completed at the cost of the Obligors; provided, that there shall be at least six months between each request in respect of clauses (x) and (y); provided, further that during any period during which an Event of Default is in existence and continuing, the Co-Collateral Agents, at the cost of the Obligors, make one additional request in each Fiscal Year in respect of clauses (x) and (y) above.
(l)Voting. Commencing on the Forbearance Agreement, Consent and Amendment Effective Date, any Lender which owns any Equity Interests in any Group Member and/or any noteholder under the Taj DIP Facility shall not be permitted to vote the respective Commitments (and corresponding Loans) held by it for purposes of any determination made pursuant to Section 13.12 or other determination of the Required Lenders (with the Commitments of any such Lender being deemed not to be included in the determination of Total Commitments for such purpose).
(m)Professional Fees and Expenses. The Borrowers and, if the Borrowers are prohibited from doing so by Applicable Law, the Guarantors shall pay, within 15 business days of receipt of an invoice therefor (subject to redaction to protect privileges or other confidential communications), all reasonable fees and out-of-pocket expenses of the Administrative Agent and the Co-Collateral Agents, including without limitation, White & Case LLP, all local counsel engaged by the Administrative Agent (the “Local Counsel”) and any Lender Financial Advisor.

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(n)Repayment and Borrowings. At least two Business Days prior to the designated decision date (as defined in Rule 15.2 of the Insolvency (England and Wales) Rules 2016) in respect of the CVA, the Borrowers shall repay in full the principal amount of all outstanding Loans under the Existing Facility Agreement (without any reduction in Commitments), together with any interest, fees, premium or other amounts payable in connection therewith. Commencing two days prior to the CVA Start Date and until the CVA Completion Date, the Borrowers shall not incur any Loans, request any Borrowings or make any Letter of Credit Requests, other than Borrowings in an aggregate amount not to exceed £5.0 million made to the Australian Borrower in reliance on the Australian Borrowing Base.
For the purpose of this section, “Australian Borrowing Base” shall mean, as of any date of calculation, the amount calculated pursuant to the Borrowing Base Certificate most recently delivered to the Administrative Agent in accordance with Section 9.01(j) of the Existing Facility Agreement and pursuant to this Forbearance Agreement, Consent and Amendment, equal to, without duplication, the sum of (a) 90% of Eligible Credit Card Receivables of the Qualified Obligors organized in Australia, plus (b) 85% of the then extant Net Orderly Liquidation Value of Eligible Inventory of the Qualified Obligors organized in Australia minus (c) the sum (without duplication) of the Reserves then established by the Administrative Agent with respect to the Australian Borrowing Base; provided that no CFC Limited Obligor shall be a Qualified Obligor for the purposes of this definition. The Administrative Agent shall have the right (but no obligation) to review such computations and if such computations have not been calculated in accordance with the terms of this Agreement, the Administrative Agent shall have the right to correct any such errors.
(o)Pro Rata Repayment and Borrowings. Commencing on the Forbearance Agreement, Consent and Amendment Effective Date, each Borrower shall, in coordination with the Administrative Agent, repay outstanding Loans of certain of the Lenders, and incur additional Loans from certain other Lenders, in each case to the extent necessary so that all of the Lenders participate in each outstanding Borrowing of Loans pro rata on the basis of their respective Commitments set forth on Schedule 1.01(a) of the Existing Facility Agreement (as amended by new Schedule 1.01(a) attached hereto as Exhibit A) and with the Borrowers being obligated to pay to the respective Lenders any costs of the type referred to in Section 2.11 of the Existing Facility Agreement in connection with any such repayment and/or Borrowing.
(p)Notice of Store Closures. The Borrowers shall promptly provide notice to the Administrative Agent of any actual and anticipated store closings by any Group Member to occur after the Forbearance Agreement, Consent and Amendment Effective Date; provided that any notice delivered to the Administrative Agent in connection with the CVA process shall satisfy this clause (p).

SECTION 5.	Representations, Warranties And Covenants Of The Borrowers and The Other Obligors.
Each Obligor hereby represents and warrants to the Administrative Agent and to each of the Lenders that as of the date hereof:

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(a)    each Obligor has the Company power and authority to execute, deliver and perform the terms and provisions of this Forbearance Agreement, Consent and Amendment and has taken all necessary Company action to authorize the execution, delivery and performance by it of this Forbearance Agreement, Consent and Amendment. Each Obligor has duly executed and delivered this Forbearance Agreement, Consent and Amendment, and this Forbearance Agreement, Consent and Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(b)neither the execution, delivery or performance by any Obligor of this Forbearance Agreement, Consent and Amendment, nor compliance by it with the terms and provisions hereof, (i) will contravene any Applicable Law, (ii) will conflict with or result in a default under any indenture or other agreement or instrument binding upon any Group Member or any of their respective assets, or give rise to a right thereunder to require any payment to be made by any Group Member or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder, (iii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Group Member pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, in each case to which any Group Member is a party or by which it or any its property or assets is bound or to which it may be subject (including, without limitation, any Local Law Financing), or (iv) will violate any provision of the certificate or articles of incorporation, articles of association, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Group Member, except, in each case, to the extent that such contravention, conflict, violation, default or breach would not reasonably be expected to result in a Material Adverse Effect;
(c)    no Default or Event of Default (other than the CVA Events of Default) has occurred and is continuing as of the Forbearance Agreement, Consent and Amendment Effective Date; and
(d)    except with respect to the CVA Events of Default, all of the representations and warranties of each Obligor contained in the Existing Facility Agreement or the other Credit Documents are true and correct in all material respects (or, to the extent qualified by materiality, in all respects) on the Forbearance Agreement, Consent and Amendment Effective Date, both before and immediately after giving effect to this Forbearance Agreement, Consent and Amendment, with the same effect as though such representations and warranties had been made on and as of the Forbearance Agreement, Consent and Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

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SECTION 6.    Ratification of Liabilities, etc.. (a) Each of the Borrowers and the other Obligors hereby ratifies and reaffirms as of the date hereof all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under this Forbearance Agreement, Consent and Amendment and each other Credit Document to which such Person is a party, and each such party hereby ratifies and reaffirms as of the date hereof its grant of Liens on its properties pursuant to such Credit Documents to which it is a party as security for the Obligations, and confirms and agrees that such Liens hereafter secure all of the Obligations. Each Guarantor acknowledges the effectiveness and continuing validity of the Guarantee and its liability for the Obligations pursuant to the terms of the Guarantee and that such Obligations are without defense, setoff and counterclaim as of the date hereof.
(b)    Each Obligor, as of the date hereof, (i) acknowledges receipt of a copy of this Forbearance Agreement, Consent and Amendment and all other agreements, documents and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same without prejudice to any Obligor’s liability pursuant to any of the Credit Documents, (iii) agrees and acknowledges that each of the Credit Documents remains in full force and effect, that such Obligor’s obligations thereunder are without defense, setoff and counterclaim and that each of the Credit Documents is hereby ratified and confirmed, and (iv) ratifies and reaffirms each waiver of such Obligor set forth in the Credit Documents to which it is a party.
SECTION 7.    Reference To And Effect Upon The Existing Facility Agreement; Reallocation and New Commitments. (a) Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Existing Facility Agreement and other Credit Documents, and all rights of the Lenders and the Administrative Agent and all of the Obligations shall remain in full force and effect. Each of the Borrowers and the other Obligors hereby confirms as of the date hereof, that no such party has any right of setoff, recoupment or other offset with respect to any of the Obligations.
(b) Except as expressly set forth herein, the effectiveness of this Forbearance Agreement, Consent and Amendment shall not directly or indirectly (i) create any obligation to continue to defer any enforcement action after the occurrence of any Forbearance Default, (ii) constitute a consent or waiver of any past, present or future violations, including Defaults and Events of Default, of any provisions of the Existing Facility Agreement or any other Credit Documents, (iii) amend, modify, prejudice or operate as a waiver of any provision of the Existing Facility Agreement or any other Credit Documents or any right, remedy, power or privilege of the Lenders and/or the Administrative Agent, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction, or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, each of the Administrative Agent and each Lender reserves all of its rights, remedies, powers and privileges under the Existing Facility Agreement, the other Credit Documents, applicable law and/or equity. All of the provisions of the Existing Facility Agreement and the other Credit Documents are hereby reiterated, and if ever waived, are hereby reinstated.
(c)This Forbearance Agreement, Consent and Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Existing Facility Agreement or any other Credit Document.

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(d)Any Lender that is not a Lender prior to the Forbearance Agreement, Consent and Amendment Effective Date (any such Lender, a “New Lender”) shall become a party to the Facility Agreement with a Commitment as set forth on Schedule 1.01(a) (Commitments) attached hereto as Exhibit A by executing a signature page attached hereto as a New Lender. On the Forbearance Agreement, Consent and Amendment Effective Date, all Borrowings under the Facility Agreement then outstanding shall be deemed to be prepaid with the proceeds of new Borrowings incurred on the Forbearance Agreement, Consent and Amendment Effective Date which shall be incurred from the Lenders ratably in accordance with their Commitments as set forth on Schedule 1.01(a) (Commitments) attached as hereto as Exhibit A (it being understood that the amount of such Borrowings shall not increase the amount of Loans outstanding under the Facility Agreement and the New Lender shall be deemed to have purchased outstanding Loans from Existing Lenders such that after giving effect to such purchase, the percentage of the aggregate outstanding Loans held by each Lender party hereto will equal its Percentage (after giving effect to this Forbearance Agreement, Consent and Amendment on the Forbearance Agreement, Consent and Amendment Effective Date). All such Borrowings shall be made in coordination with the Administrative Agent, and the Administrative Agent may take all actions reasonably necessary to give effect thereto on the Forbearance Agreement, Consent and Amendment Effective Date. Further, each Lender party hereto will automatically and without further act be deemed to have assigned and/or assumed a portion of participations in outstanding Letters of Credit, such that, after giving effect to each such deemed assignment or assumption of participations, the percentage of the aggregate outstanding participations in Letters of Credit held by each Lender party hereto will equal its Percentage (after giving effect to this Forbearance Agreement, Consent and Amendment on the Forbearance Agreement, Consent and Amendment Effective Date). The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Existing Facility Agreement shall not apply to the transactions effected pursuant to this Section 7(d).
SECTION 8.    Release. By its execution hereof and in consideration of the mutual covenants contained herein and other accommodations granted to the Obligors hereunder, each Obligor, on behalf of itself and each of its Subsidiaries, and its or their successors, assigns and agents, hereby expressly forever waives, releases and discharges any and all claims (including, without limitation, cross-claims, counterclaims, and rights of setoff and recoupment), causes of action (whether direct or derivative in nature), demands, suits, costs, expenses and damages (collectively, the “Claims”) any of them may, as a result of actions or inactions occurring on or prior to the Forbearance Agreement, Consent and Amendment Effective Date, have or allege to have as of the date of this Forbearance Agreement, Consent and Amendment (and all defenses that may arise out of any of the foregoing) of any nature, description, or kind whatsoever, based in whole or in part on facts, whether actual, contingent or otherwise, now known, unknown, or subsequently discovered, whether arising in law, at equity or otherwise, against the Administrative Agent or any Lender, their respective affiliates, and any of their respective agents, principals, managers, managing members, members, stockholders, “controlling persons” (within the meaning of the United States federal securities laws), directors, officers, employees, attorneys, consultants, advisors, agents, trusts, trustors, beneficiaries, heirs, executors and administrators of each of the foregoing (collectively, the “Released Parties”) arising out of, or relating to, this Forbearance Agreement, Consent and Amendment, the Existing Facility Agreement, the other Credit Documents and any or all of the actions and transactions

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contemplated hereby or thereby, including any actual or alleged performance or non-performance of any of the Released Parties hereunder or under the Credit Documents on or prior to the Forbearance Agreement, Consent and Amendment Effective Date. Each Obligor hereby acknowledges that the agreements in this Section 8 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims arising on or prior to the Forbearance Agreement, Consent and Amendment Effective Date. The provisions of this paragraph shall survive the termination of this Forbearance Agreement, Consent and Amendment and the termination of the Credit Documents and the payment in full in cash of all Obligations of the Obligors under or in respect of the Existing Facility Agreement and other Credit Documents and all other amounts owing thereunder.
SECTION 9.    Construction. This Forbearance Agreement, Consent and Amendment and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Forbearance Agreement, Consent and Amendment or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Forbearance Agreement, Consent and Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Forbearance Agreement, Consent and Amendment and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Forbearance Agreement, Consent and Amendment and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.
SECTION 10.    Counterparts. This Forbearance Agreement, Consent and Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Forbearance Agreement, Consent and Amendment by delivering by facsimile or other electronic transmission a signature page of this Forbearance Agreement, Consent and Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.
SECTION 11.    Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Forbearance Agreement, Consent and Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Forbearance Agreement, Consent and Amendment or of such provision or obligation in any other jurisdiction.
SECTION 12. Further Assurances. The Borrowers and each other Obligor agrees to, and to cause any other Obligor to, take all further actions and execute all further documents as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Forbearance Agreement, Consent and Amendment and all other agreements executed and delivered in connection herewith.

22

Privileged and Confidential – Subject to
FRE 408 and Similar Privileges

SECTION 13.    Section Headings. Section headings in this Forbearance Agreement, Consent and Amendment are included herein for convenience of reference only and shall not constitute part of this Forbearance Agreement, Consent and Amendment for any other purpose.
SECTION 14.    Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Existing Facility Agreement.
SECTION 15.    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTION 13.08 OF THE EXISTING FACILITY AGREEMENT ARE HEREBY INCORPORATED INTO THIS FORBEARANCE AGREEMENT, CONSENT AND AMENDMENT BY REFERENCE, MUTATIS MUTANDIS, AND EACH PARTY HERETO AGREES TO BE BOUND THEREBY, AS IF FULLY SET FORTH HEREIN.
SECTION 16.    Acknowledgements. Each Obligor hereby acknowledges that:
(a)it has carefully read and fully understood all of the terms and conditions of this Forbearance Agreement, Consent and Amendment;
(b)it has consulted with, or had a full and fair opportunity to consult with, and has been advised by fully competent counsel in the negotiation, execution and delivery of this Forbearance Agreement, Consent and Amendment;
(c)it has had a full and fair opportunity to participate in the drafting of this Forbearance Agreement, Consent and Amendment and that no provision of this Forbearance Agreement, Consent and Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of any party hereto having or being deemed to have structured, dictated or drafted such provision;
(d)it is freely, voluntarily, knowingly and intelligently entering into this Forbearance Agreement, Consent and Amendment;
(e)none of the Lenders or the Administrative Agent has a fiduciary relationship to any Obligor, and the relationship between the Administrative Agent and the Lenders, on the one hand, and the Obligors, on the other, is solely that of creditor and debtor; and
(f)no joint venture exists among the Obligors, the Administrative Agent and the Lenders.
SECTION 17.    Effectiveness. This Forbearance Agreement, Consent and Amendment shall become effective at the time (the “Forbearance Agreement, Consent and Amendment Effective Date”) that all of the following conditions precedent have been waived or satisfied, as determined by the Administrative Agent in its reasonable discretion:
(b)    the Administrative Agent shall have received counterparts of this Forbearance Agreement, Consent and Amendment that, when taken together, bear the signatures of the Borrowers, each Obligor, the Administrative Agent and the Required Lender

23

Privileged and Confidential – Subject to
FRE 408 and Similar Privileges

(c)    the Administrative Agent shall have received from the Borrowers (i) copies of resolutions covering the authorization of this Forbearance Agreement, Consent and Amendment, in form and substance reasonably satisfactory to the Administrative Agent and (ii) an officer’s certificate of an Authorized Officer of each of the Borrowers certifying that, as of the Forbearance Agreement, Consent and Amendment Effective Date, (A) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date) and (B) both before and immediately after giving effect to this Forbearance Agreement, Consent and Amendment no Default or Event of Default has occurred and is continuing;
(d)    to the extent the Borrowers have received an invoice, all reasonable fees, charges and disbursements of (i) White & Case LLP, counsel to the Administrative Agent; (ii) Local Counsel, and (iii) any Lender Financial Advisor, together with all other fees and expenses submitted to the Borrowers and required to be paid or reimbursed pursuant to Section 13.01 of the Existing Facility Agreement (including out-of-pocket expenses of the Administrative Agent), shall have been paid or reimbursed by the Borrowers; and
(e)    the Borrowers shall have paid, as a retainer for its services as counsel to the Administrative Agent, $250,000 to White & Case LLP (it being understood and agreed that prior to the CVA Completion Date, such retainer shall be an “evergreen” retainer that will be “topped up” periodically upon request accompanied by reasonable detail of expected services to be rendered (but no more frequently than one every 30 days), and shall not be deemed to be a “cap” on costs, fees and expenses and that the receipt of such retainer shall not limit the rights and remedies of the Administrative Agent and the Lenders, or the obligation of the Borrowers under Section 13.01 of the Existing Facility Agreement or otherwise).
SECTION 18.    Assignments; No Third Party Beneficiaries. This Forbearance Agreement, Consent and Amendment shall be binding upon and inure to the benefit of the Borrowers, the other Obligors, the Lenders, the Administrative Agent and their respective successors and permitted assigns; provided that, unless otherwise permitted by the Facility Agreement, neither the Borrowers nor any other Obligor shall be entitled to delegate any of their duties hereunder and shall not assign any of their rights or remedies set forth in this Forbearance Agreement, Consent and Amendment without the prior written consent of the Administrative Agent in its sole discretion (and any attempted assignment or delegation without such consent shall be null and void). No Person other than the parties hereto and their permitted successors and assigns, shall have any rights hereunder or be entitled to rely on this Forbearance Agreement, Consent and Amendment and all third-party beneficiary rights are hereby expressly disclaimed.

24

Privileged and Confidential – Subject to
FRE 408 and Similar Privileges

SECTION 19.    Amendments. This Forbearance Agreement, Consent and Amendment constitutes a “First Lien Credit Agreement Loan Document” for purposes of (and as defined in) the Intercreditor Agreement and a “Credit Document” for purposes of the Existing Facility Agreement and the other Credit Documents. No provision of this Forbearance Agreement, Consent and Amendment may be amended, modified, waived or supplemented, except as provided in Section 13.12 of the Existing Facility Agreement.
SECTION 20.    Final Agreement. This Forbearance Agreement, Consent and Amendment, the Existing Facility Agreement, the other Credit Documents, and the other written agreements, instruments, and documents entered into in connection herewith and therewith (collectively, the “Credit Support Documents”) set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements, undertakings and understandings between the parties with respect thereto. No term of the Credit Support Documents may be amended, restated, waived or otherwise modified except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought, unless otherwise provided in the applicable Credit Support Documents. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The Lenders’ and/or the Administrative Agent’s exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights, remedies, powers and privileges in any other instances. There are no oral agreements among the parties hereto.
[Signature pages to follow]

25

IN WITNESS WHEREOF, the parties hereto have caused this Forbearance Agreement, Consent and Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TRU EUROPE LIMITED,
as the European Parent Guarantor

By: /s/ Charles Knight
Name: Charles Knight
Title: Director

TRU IBERIA HOLDINGS 1, S.L.U.,
as the Spanish Parent Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

TRU AUSTRALIA HOLDINGS, LLC,
as the Australian Parent Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

TOYS “R” US (UK) LIMITED,
as a U.K. Borrower

By: /s/ Steven Knights
Name: Steven Knights
Title: Director

TOYS “R” US LIMITED,
as a U.K. Borrower

By: /s/ Steven Knights
Name: Steven Knights
Title: Director

[Signature Page to Forbearance Agreement, Consent and Amendment]

AMERICAS 93852150

TOYS “R” US GMBH,
as the German Borrower

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

TOYS “R” US IBERIA, S.A.U.,
as the Spanish Borrower

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

TOYS “R” US (AUSTRALIA) PTY LTD,
as the Australian Borrower
In accordance with section 127 of the Corporations Act 201 (Cth):

By: /s/ Richard Taylor
Name: Richard Taylor
Title: Director

By: /s/ Diane Guerrerio
Name: Diane Guerrerio Title: Director/Secretary

TRU (UK) H7 LIMITED,
as a Guarantor

By: /s/ Charles Knight
Name: Charles Knight
Title: Director

TRU (UK) H8 LIMITED,
as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

[Signature Page to Forbearance Agreement, Consent and Amendment]

TOYS “R” US HOLDINGS LIMITED,
as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

TOYS “R” US PROPERTIES LIMITED,
as a Guarantor

By: /s/ Steven Knights
Name: Steven Knights
Title: Director

TOYS “R” US FINANCIAL SERVICES LIMITED,
as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

TRU (UK) H4 LIMITED,
as a Guarantor

By: /s/ Steven Knights
Name: Steven Knights
Title: Director

TRU (FRANCE) FINANCE LTD.,
as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

[Signature Page to Forbearance Agreement, Consent and Amendment]

TRU (FRANCE) HOLDINGS LTD.,
as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

TRU IBERIA HOLDINGS 2, S.L.U.,
as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

TRU (BVI) FINANCE II, LTD.
as a Guarantor

By: /s/ Matthew Finigan
Name: Matthew Finigan
Title: Director

By: /s/ Charles Knight
Name: Charles Knight
Title: Director

TOYS “R” US SARL as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

TRU (UK) H6, LLC,
as a Guarantor

By: /s/ Matthew Finigan
Name: Matthew Finigan
Title: Director

[Signature Page to Forbearance Agreement, Consent and Amendment]

BABIES “R” US (AUSTRALIA) PTY LTD,
as a Guarantor In accordance with section 127 of the Corporations Act 201 (Cth):

By: /s/ Richard Taylor
Name: Richard Taylor Title: Director By: /s/ Diane Guerrerio Name: Diane Guerrerio Title: Director/Secretary

TRU GLOBAL IMPORTS B.V,
as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra

By: /s/ Charles Knight
Name: Charles Knight
Title: Director

TRU NETHERLANDS HOLDINGS B.V.,
as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra

By: /s/ Charles Knight
Name: Charles Knight

TOYS “R” US HANDELSGESELLSCHAFT M.B.H.,
as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra
TOYS R US AG,
as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra

TOYS “R” US POLAND sp z.o.o.,
as a Guarantor

By: /s/ Robert Zarra

[Signature Page to Forbearance Agreement, Consent and Amendment]

Name: Robert Zarra
TOYS “R” US SKLEP INTERNETOWY sp. z.o.o.,
as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra

TOYS “R” US SKLEP INTERNETOWY spółka z ograniczoną odpowiedzialnością sp. k., as a Guarantor

By: /s/ Robert Zarra
Name: Robert Zarra
Title: Director

[Signature Page to Forbearance Agreement, Consent and Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent, Co-Collateral Agent, Security Agent, Facility Agent and Issuing Lender

By: /s/ Frank Fazio
Name: Frank Fazio
Title: Managing Director

By: /s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director

[Signature Page to Forbearance Agreement, Consent and Amendment]

GOLDMAN SACHS BANK USA,
as a Required Lender

By: /s/ Charles Lam Name: Charles Lam Title: Authorized Signatory

[Signature Page to Forbearance Agreement, Consent and Amendment]

WELLS FARGO BANK INTERNATIONAL UC,
as a Required Lender

By: /s/ Muris O’Dwyer Name: Muris O’Dwyer Title: Chief Operation Officer

CITIBANK, N.A.,
as a Required Lender

By: /s/ Brendan Mackay Name: Brendan Mackay Title: Vice President and Director

BANK OF AMERICA N.A.,
as a Required Lender

By: /s/ Christine Hutchinson Name: Christine Hutchinson Title: Director

J.P MORGAN EUROPE LIMITED,
as a Required Lender

By: /s/ Matthew Sparkes Name: Matthew Sparkes Title: Authorised Officer

BARCLAYS BANK PLC,
as a Required Lender

By: /s/ Marguerite Sutton Name: Marguerite Sutton Title: Vice President

BARCLAYS BANK PLC,
as a New Lender

By: /s/ Marguerite Sutton Name: Marguerite Sutton Title: Vice President

Exhibit A

(see attached)

SCHEDULE 1.01(a)
Commitments

Lender	Commitment
Deutsche Bank AG New York Branch	£24,690,217
Bank of America, N.A.	£24,690,217
Goldman Sachs International Bank	£19,668,478
Citibank, N.A.	£13,125,000
Barclays Bank PLC	£10,000,000
HSBC Bank plc	£7,608,696
J.P. Morgan Europe Limited	£7,608,696
Wells Fargo Bank International	£7,608,696
TOTAL:	£115,000,000

Exhibit B

(On file with the Registrant and provided upon request)

Exhibit C

(On file with the Registrant and provided upon request)

Exhibit D

(see attached)

Exhibit E

(see attached)